NATIONWIDE VARIABLE INSURANCE TRUST

Neuberger Berman NVIT Socially Responsible Fund

Supplement dated December 19, 2016
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Mamundi (MG) Subhas, CFA, has announced his retirement from Neuberger Berman Investment Advisers LLC.  Effective immediately, Mr. Subhas will no longer serve as portfolio manager for the Fund.  Accordingly, all references to, and information regarding, Mr. Subhas in the Summary Prospectus are hereby deleted in their entirety.

Ingrid Dyott and Sajjad Ladiwala, CFA, will continue to serve as co-portfolio managers for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE